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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-76698, 33-79134, 33-89634, 333-27539 and
333-50337 on Form S-8.

ARTHUR ANDERSEN LLP

San Jose, California
December 17, 1998